UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21727
                                                    -----------

                        First Trust Mortgage Income Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: April 30, 2015
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST                                                           BROOKFIELD

                                  FIRST TRUST
                           MORTGAGE INCOME FUND (FMY)

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Statement of Cash Flows...................................................... 15
Financial Highlights......................................................... 16
Notes to Financial Statements................................................ 17
Additional Information....................................................... 23

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2015


Dear Shareholders:

Thank you for your investment in First Trust Mortgage Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the six months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
"AT A GLANCE"
AS OF APRIL 30, 2015 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FMY
Common Share Price                                                      $14.84
Common Share Net Asset Value ("NAV")                                    $16.55
Premium (Discount) to NAV                                               (10.33)%
Net Assets Applicable to Common Shares                             $69,722,473
Current Monthly Distribution per Common Share  (1)                      $0.085
Current Annualized Distribution per Common Share                        $1.020
Current Distribution Rate on Closing Common Share Price (2)               6.87%
Current Distribution Rate on NAV (2)                                      6.16%
--------------------------------------------------------------------------------


--------------------------------------------------------
    COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
            Common Share Price       NAV
4/14              15.94              17.57
                  15.95              17.50
                  15.88              17.58
                  15.99              17.58
                  16.08              17.60
5/14              16.01              17.58
                  15.70              17.59
                  15.71              17.57
                  15.82              17.57
6/14              15.90              17.55
                  15.76              17.53
                  15.79              17.48
                  15.77              17.41
7/14              15.72              17.39
                  15.43              17.37
                  15.45              17.38
                  15.60              17.35
                  15.52              17.37
8/14              15.50              17.35
                  15.49              17.32
                  15.46              17.39
                  15.37              17.34
9/14              15.20              17.31
                  14.96              17.20
                  14.88              17.14
                  15.00              16.96
                  15.04              17.01
10/14             15.12              17.02
                  15.06              16.94
                  14.99              16.94
                  14.97              16.93
11/14             15.10              16.92
                  15.05              16.91
                  14.92              16.83
                  14.92              16.77
12/14             14.94              16.79
                  14.85              16.71
                  14.94              16.65
                  14.87              16.56
                  14.79              16.56
1/15              14.86              16.53
                  14.72              16.59
                  14.89              16.66
                  14.90              16.66
2/15              14.81              16.65
                  14.64              16.68
                  14.58              16.66
                  14.77              16.57
3/15              14.75              16.57
                  14.91              16.51
                  14.73              16.55
                  14.78              16.51
                  14.82              16.51
4/15              14.84              16.55

---------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------
                                                    Average Annual Total Return
                                -------------------------------------------------------------------
                                6 Months Ended   1 Year Ended   5 Years Ended   Inception (5/25/05)
                                    4/30/15         4/30/15          4/30/15        to 4/30/15
FUND PERFORMANCE (3)
NAV                                  0.62%           0.71%            4.67%           6.52%
Market Value                         1.57%          -0.46%            4.23%           4.87%

INDEX PERFORMANCE
Barclays Capital U.S. MBS:
   Agency Fixed Rate MBS Index       1.93%           4.64%            3.56%           4.80%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------
Weighted Average Duration                      0.75
Weighted Average Life (Years)                  5.94
--------------------------------------------------------


--------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
--------------------------------------------------------
Mortgage-Backed Securities                     77.3%
U.S. Government Agency Mortgage-Backed
   Securities                                  22.4
Asset-Backed Securities                         0.3
--------------------------------------------------------
                                      Total   100.0%
                                              ======


--------------------------------------------------------
                                           % OF TOTAL
SECURITY TYPE                             INVESTMENTS
--------------------------------------------------------
Adjustable Rate Securities                     60.0%
Fixed Rate Securities                          29.2
Interest Only Securities                       10.8
--------------------------------------------------------
                                      Total   100.0%
                                              ======


--------------------------------------------------------
                                              % OF TOTAL
                                            FIXED-INCOME
CREDIT QUALITY (4)                           INVESTMENTS
--------------------------------------------------------
AAA                                            25.4%
AA+                                            20.7
AA                                              1.7
AA-                                             7.1
A+                                             17.4
A                                               2.9
BBB+                                            0.9
BBB                                             0.3
BB+                                             0.5
BB                                              2.8
B+                                              1.0
B                                               1.5
B-                                              1.0
CCC                                             9.9
CCC-                                            0.9
CC                                              3.6
D                                               2.3
NR                                              0.1
--------------------------------------------------------
                                      Total   100.0%
                                              ======

(1) Most recent distribution paid or declared through 4/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (UNAUDITED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015


                                  SUB-ADVISOR

Brookfield Investment Management Inc. (the "Firm" or the "Sub-Advisor") is a registered investment advisor that invests in global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, the Firm and its affiliates also maintain offices and investment teams in Chicago, Boston and Toronto and had $19 billion of assets under management as of March 31, 2015. The Firm has experience in the management of institutional portfolios, retail mutual funds and various commingled vehicles. The Sub-Advisor was established in 1989 and conducts the public market activities of Brookfield Asset Management Inc.

The Firm is a wholly-owned subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with over $200 billion in assets under management as of March 31, 2015. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA - SENIOR DIRECTOR
CHRIS WU - DIRECTOR

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities ("MBS") representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

Within the Securitized Products universe, non-Agency Residential Mortgage-Backed Securities ("non-Agency RMBS") and Commercial Mortgage-Backed Securities ("CMBS") had strong returns for the six months ended April 30, 2015 driven by improving collateral performance and strong investor demand.

Prices of non-Agency RMBS have benefited from improving home prices. Prices of single family homes were up 4.5% in 2014, per CoreLogic HPI Data. This follows gains of 11.2% in 2013 and 9.2% in 2012. This has substantially improved homeowner equity and consequently, we have seen improved performance on the underlying loans. According to the Mortgage Bankers Association, the total delinquency number for the first quarter of 2015 was 5.41%, which was down from 5.68% in the fourth quarter of 2014, extending a low not seen since 2007. We believe that home price appreciation will slow in 2015, leveling off in the 3% to 5% range. That said, we believe the odds may favor a surprise to the upside, as continued low interest rates may drive additional refinancing, or unanticipated wage inflation that may improve access to credit and ability to service existing debt.

Access to credit for residential borrowers has remained stubbornly limited. This is the strongest argument against the idea that home prices are approaching bubble territory. Regulation, litigation and other issues all continue to limit access to mortgage credit, continuing to weigh on housing metrics like new home sales. While new home sales have remained weak, data related to housing supply has been very supportive. Limited building and a reduction in distressed inventory, such as bank foreclosures, has reduced supply for existing homes and this has contributed to home price index increases. Given current conditions, we expect home prices to continue to improve, albeit at a more stable 4% per annum rate. Increasing home prices result in lower loan-to-value ratios, which continue to help more borrowers regain lost equity, and come closer to meeting standards required to refinance at historically low mortgage rates.

Like residential real estate, commercial real-estate markets in the U.S. continue to improve in 2015. CMBS delinquency rates are down to 5.6%, from a peak of 10.3% seen in 2012. The aggregate index for commercial property prices is now above the peak seen prior to the global financial crisis, as measured by Moody's CPPI, a widely followed index of commercial real-estate prices. For commercial real estate, credit is readily available and access to credit continues to expand along with the allowed leverage.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015


We believe the expansion in credit, combined with an aggressive buyer base for new issues has facilitated relatively unrestrained commercial property lending. With risk retention requirements on the horizon in 2016, we believe there will be additional pressure on lenders to be aggressive, and on buyers of new CMBS to invest before risk retention interferes. As such, we prefer more seasoned securities that may benefit from loans refinancing into the strong new issue market rather than extending or defaulting. We are also focused on a particular type of new issue backed by large loans on single properties. The collateral for these securities is a large, high quality, well understood asset. The loan to value ratio for the security, a measure of credit protection, is much lower than it would be in a traditional CMBS transaction.

The interest rate environment has been very supportive of real-estate assets, with low rates persisting longer than was anticipated. Now the focus for the rates market is on when the Federal Reserve will raise short-term interest rates and how quickly it will introduce subsequent hikes. First quarter economic data was tepid, with some weakness in employment and manufacturing numbers. The severe winter, a sharp decline in oil prices, and an increase in the U.S. dollar are credited with weighing on GDP in the first quarter. Economic drivers for mortgages and ABS tend to follow consumer and consumption trends. We note that on balance, savings to consumers from cheaper gas prices is not being spent. Instead we see continued deleveraging of the household balance sheet and a somewhat higher savings rate.

Over the six months ended April 30, 2015, 10-year U.S. Treasury rates have continued to drift lower, ending the period just a bit above 2% and the interest rate curve, as measured by the two-year U.S. Treasury and the 10-year U.S. Treasury, has flattened over 25 basis points. With the U.S. 10-year interest rate at about 2%, interest rates are now back to the lower end of their post-crisis trading range. A new round of stimulus in Europe is likely to keep pressure on U.S. rates, with the German 10-year Bund very close to zero percent yield and other core EU sovereigns trading under one percent.

The Federal Reserve (the "Fed") concluded its purchase program for Treasury bonds and Agency RMBS in October 2014, though they will continue to reinvest principal payments for the time being. Agency RMBS net issuance was less than $50 billion as existing home sales slowed in 2014. This has muted the effect of lower Fed purchases and held mortgage yields to a tight spread over Treasuries. At some point, we expect Agency Residential Mortgage-Backed Securities ("Agency RMBS") issuance will increase and the mortgage basis will have to widen as private investors will be the sole buyers. This cycle could mean an even larger supply of Agency RMBS because non-Agency RMBS issuance has been and is likely to remain quite low due to heavy regulation.

Away from Agency RMBS issuance, we continue to see little supply of new issue non-Agency RMBS. Issuance from dealer conduits and real estate investment trusts, historically a source of non-Agency mortgages, has been sporadic at best, and immaterial compared to the existing stock of pre-crisis securities. The Government Sponsored Enterprises ("GSEs") have turned into a material source of new issue mortgage credit through the issuance of credit risk-sharing securities. These securities convey a slice of risk from the GSEs guarantee portfolio to private investors.

Through the first quarter of 2015, Fannie Mae and Freddie Mac issued a combined $4.22 billion of risk-sharing deals, still small in the context of pre-crisis non-Agency RMBS issuance but notable given current low levels of supply. CMBS issuance in the first quarter was robust, with $29.4 billion in new unguaranteed deals and $13.7 billion in Agency-guaranteed CMBS.

Agency RMBS remains another key sector for the Fund. Falling interest rates and good carries resulted in positive performance for Agency RMBS. The 30-year mortgage rate remained below 4% and the prices of mortgage bonds rose. The increases in prepayment speeds, however, were muted even though mortgage rates have fallen. Slow prepayment speeds were mostly due to a slow housing market and restrictive lending standards by mortgage banks. This mitigated the negative impact of lower interest rates on the valuation of premium coupon pools, and interest-only ("IO") securities that receive only the coupon associated with a pool of loans.

We remain positive on most securitized products for this year, based on continued improvement in forecasts for collateral performance. Expansion of credit for borrowers has slowed versus market expectations and this remains an area of potential improvement for our markets, though likely not in the near term. Banks have been slow to expand borrowing beyond Agency-eligible loans and non-Agency eligible loans to otherwise very clean, typically high net worth borrowers. Rents have been rising for several years, and with interest rates still low, many households have a financial incentive to purchase rather than rent. This first time home buyer has a number of Agency-eligible programs to facilitate that purchase. These dynamics support the current increase in home prices and potential for further increases, though likely at a more measured pace than in 2012 and 2013.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015


PERFORMANCE ANALYSIS

For the six month period ended April 30, 2015, the Fund had a total return(1) of 0.62% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -11.16% to a discount to NAV of -10.33%, resulting in a total return1 of 1.57%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index (the "Index") returned 1.93%.

All of the Fund's sectors rallied during the period with the exception of Agency derivatives, which reflected improved assumptions for collateral performance and tightening spreads. MBS remains one of the widest spread assets in fixed income, especially for investment-grade non-Agency RMBS and CMBS. As spreads have come in broadly, this spread advantage becomes more attractive. The other advantage we see is in the substantial fraction of mortgage product that carries a floating-rate coupon. Many investors are trying to limit their exposure to fixed rates. For below investment-grade mortgage bonds, fundamental improvements and stronger economic data has pushed prices higher.

Agency MBS holdings in the Fund modestly underperformed the Index, which benefited from falling interest rates. The Fund holds about 10% of Agency IO securities which we use to hedge against an interest rate rise. The valuation of IO securities was negatively impacted by falling interest rates as expectations for prepayment speeds rose. Lower prices of IOs therefore dragged the performance of Agency RMBS holdings.

We anticipate short-term interest rates will begin to increase in the next six to nine months as employment continues to strengthen and the Fed begins reversing years of stimulus. We believe the Fund is positioned with low interest risk and so the rise in short-term interest rates will be reflected in increased income as our floating-rate investments reset to higher rates.

As of April 30, 2015, the Fund held 10% cash as a percentage of gross assets. The Fund's primary purchases were investment-grade Prime Hybrid Adjustable Rate Mortgage RMBS. With limited new issuance, particularly in RMBS, it has been challenging to source attractive investment-grade mortgage assets with sufficient income. We continue to find attractive purchase candidates, albeit on a slower timeline. The Fund invests up to 25% of its managed assets in securities that at the time of investment are rated below "A" by at least one rating agency or are unrated but judged to be of comparable quality by the Fund's Sub-Advisor. With this limit, we utilize flexibility to do relative value trading among A- or lower rated assets and put our best ideas to work. In particular, we are evaluating the Fund's BBB-rated bonds. They consume precious credit capacity and typically earn little more yield than the Fund's "A or better" holdings.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of reverse repurchase agreements. Please note that the Fund's benchmark does not utilize leverage. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common share total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

As of April 30, 2015, the Fund's leverage was relatively low at 8.6% of Managed Assets, given that the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Leverage contributed positively to the Fund's performance during the reporting period. Borrowing costs were approximately 47 basis points annualized, which is well below the returns we achieved on the Agency Pools we borrowed against.

Reverse repurchase borrowing remains expensive for many of the Fund's target asset classes. For this reason, we may continue to employ leverage below its maximum or to choose alternative assets, such as Agency Guaranteed assets, to use as collateral. Financing costs may also fall, thereby reversing this current dynamic. Where our overall budget for risk warrants it and when the return opportunities are compelling, we may increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2015 and subject to change based on subsequent developments.

-----------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED       STATED
     VALUE                              DESCRIPTION                           COUPON      MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
MORTGAGE-BACKED SECURITIES - 75.7%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 55.6%
                  ACE Securities Corp. Home Equity Loan Trust
$      1,213,160     Series 2006-ASAP6, Class A2D (a)....................       0.39%     12/25/36    $      655,038
                  Banc of America Mortgage Trust
          56,796     Series 2002-L, Class 1A1 (a) (b)....................       2.42%     12/25/32            49,917
                  Bear Stearns Adjustable Rate Mortgage Trust
         607,965     Series 2004-9, Class 12A1 (a).......................       2.78%     11/25/34           607,056
                  Chase Mortgage Finance Trust
         410,399     Series 2007-A1, Class 1A3 (a).......................       2.53%     02/25/37           405,558
                  Countrywide Alternative Loan Trust
         613,950     Series 2006-41CB, Class 2A17........................       6.00%     01/25/37           550,470
          74,365     Series 2007-11T1, Class A37 (b) (c).................      38.93%     05/25/37           155,898
                  Countrywide Home Loan Mortgage Pass-Through Trust
       1,040,074     Series 2003-46, Class 2A1 (a).......................       2.74%     01/19/34         1,035,693
         564,123     Series 2006-21, Class A8............................       5.75%     02/25/37           535,259
         914,556     Series 2006-HYB5, Class 3A1A (a)....................       2.54%     09/20/36           784,864
                  Credit Suisse First Boston Mortgage Securities Corp.
         411,607     Series 2004-AR2, Class 1A1 (a) (b)..................       2.92%     03/25/34           403,658
       1,220,398     Series 2004-AR8, Class 6A1 (a)......................       2.36%     09/25/34         1,217,904
                  DSLA Mortgage Loan Trust
       1,155,550     Series 2004-AR3, Class 2A2A (a).....................       0.55%     07/19/44         1,123,629
       1,125,277     Series 2007-AR1, Class 2A1A (a).....................       0.32%     04/19/47           942,689
                  GMAC Mortgage Corporation Loan Trust
         224,618     Series 2004-AR1, Class 22A (a)......................       2.92%     06/25/34           216,975
                  GSR Mortgage Loan Trust
         335,687     Series 2005-AR1, Class 4A1 (a)......................       2.23%     01/25/35           326,330
                  Harborview Mortgage Loan Trust
         166,619     Series 2004-1, Class 2A (a).........................       2.41%     04/19/34           165,858
         750,390     Series 2004-6, Class 3A1 (a)........................       2.62%     08/19/34           721,453
                  JP Morgan Mortgage Trust
       1,903,361     Series 2005-ALT1, Class 4A1 (a).....................       4.57%     10/25/35         1,785,130
       1,037,629     Series 2006-A2, Class 4A1 (a).......................       2.50%     08/25/34         1,041,374
         162,332     Series 2006-A2, Class 5A3 (a).......................       2.43%     11/25/33           163,040
                  JP Morgan Re-REMIC
       1,185,953     Series 2009-7, Class 12A1 (d).......................       6.25%     01/27/37         1,251,643
                  MASTR Asset Backed Securities Trust
       1,154,479     Series 2006-HE5, Class A3 (a).......................       0.34%     11/25/36           797,033
         237,988     Series 2006-HE5, Class A4 (a) (b)...................       0.40%     11/25/36           165,732
       1,660,529     Series 2006-NC2, Class A3 (a).......................       0.29%     08/25/36           882,005
         757,952     Series 2006-NC2, Class A5 (a).......................       0.42%     08/25/36           413,847
                  Mellon Residential Funding Corp.
                      Mortgage Pass-Through Trust
         620,282     Series 2001-TBC1, Class A1 (a)......................       0.88%     11/15/31           610,146
         666,553     Series 2002-TBC2, Class A (a).......................       1.04%     08/15/32           635,385
                  Merrill Lynch Mortgage Investors Trust
         625,168     Series 2004-HB1, Class A3 (a).......................       2.12%     04/25/29           618,294
                  Morgan Stanley Mortgage Loan Trust
         473,246     Series 2004-7AR, Class 2A6 (a)......................       2.43%     09/25/34           473,839


Page 6                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED       STATED
     VALUE                              DESCRIPTION                           COUPON      MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Provident Funding Mortgage Loan Trust
$        276,263     Series 2005-1, Class 1A1 (a)........................       2.49%     05/25/35    $      276,837
                  Residential Accredit Loans, Inc.
         236,099     Series 2006-QO1, Class 2A1 (a)......................       0.45%     02/25/46           139,776
                  Securitized Asset Backed Receivables LLC
       1,185,947     Series 2007-BR2, Class A2 (a).......................       0.41%     02/25/37           676,372
                  Structured Adjustable Rate Mortgage Loan Trust
         722,601     Series 2004-2, Class 4A2 (a)........................       2.51%     03/25/34           711,765
                  Thornburg Mortgage Securities Trust
         597,879     Series 2003-4, Class A1 (a).........................       0.82%     09/25/43           580,631
         500,633     Series 2005-1, Class A3 (a).........................       2.22%     04/25/45           504,329
                  Wachovia Mortgage Loan Trust, LLC
         534,965     Series 2006-A, Class 3A1 (a)........................       2.68%     05/20/36           514,260
                  WaMu Mortgage Pass-Through Certificates
         839,646     Series 2004-AR1, Class A (a)........................       2.44%     03/25/34           844,265
         869,863     Series 2004-AR10, Class A1B (a).....................       0.60%     07/25/44           840,273
         664,859     Series 2004-AR13, Class A1A (a).....................       0.90%     11/25/34           636,060
         929,960     Series 2005-AR1, Class A1A (a)......................       0.50%     01/25/45           879,448
       1,292,648     Series 2005-AR11, Class A1A (a).....................       0.50%     08/25/45         1,231,103
          96,841     Series 2005-AR2, Class 2A21 (a).....................       0.51%     01/25/45            89,962
       1,218,333     Series 2005-AR6, Class 2A1A (a).....................       0.41%     04/25/45         1,157,514
         557,589     Series 2005-AR9, Class A1A (a)......................       0.50%     07/25/45           536,854
         893,191     Series 2006-AR2, Class 1A1 (a)......................       2.32%     03/25/36           833,050
                  Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
          43,713     Series 2007-5, Class A11 (b) (c)....................      38.39%     06/25/37            84,432
                  Washington Mutual MSC Mortgage
                      Pass-Through Certificates
         652,303     Series 2004-RA1, Class 2A...........................       7.00%     03/25/34           695,056
                  Wells Fargo Mortgage Backed Securities Trust
         665,170     Series 2003-H, Class A1 (a).........................       2.62%     09/25/33           674,646
         485,986     Series 2004-A, Class A1 (a).........................       2.64%     02/25/34           487,617
       1,737,343     Series 2004-R, Class 1A1 (a)........................       2.62%     09/25/34         1,765,993
         479,362     Series 2004-S, Class A1 (a).........................       2.62%     09/25/34           491,679
         879,272     Series 2004-Y, Class 1A2 (a)........................       2.61%     11/25/34           875,710
         454,476     Series 2005-AR10, Class 2A17 (a)....................       2.63%     06/25/35           464,112
         991,862     Series 2005-AR16, Class 1A1 (a).....................       2.61%     08/25/33         1,014,315
         462,059     Series 2005-AR3, Class 2A1 (a)......................       2.61%     03/25/35           466,219
         706,658     Series 2005-AR8, Class 1A1 (a)......................       2.65%     06/25/35           721,967
         928,824     Series 2006-AR10, Class 5A2 (a).....................       2.65%     07/25/36           900,824
         354,626     Series 2007-16, Class 1A1...........................       6.00%     12/28/37           367,408
         473,304     Series 2007-2, Class 1A13...........................       6.00%     03/25/37           466,472
         116,921     Series 2007-8, Class 2A2............................       6.00%     07/25/37           115,340
                                                                                                      --------------
                                                                                                          38,780,006
                                                                                                      --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED       STATED
     VALUE                              DESCRIPTION                           COUPON      MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.1%
                  Banc of America Commercial Mortgage Trust
$      1,000,000     Series 2006-6, Class AJ.............................       5.42%     10/10/45    $    1,037,520
         650,000     Series 2007-3, Class AJ, STRIP......................       5.74%     06/10/49           680,550
                  Bayview Commercial Asset Trust
         723,002     Series 2004-2, Class A (a) (d)......................       0.61%     08/25/34           691,708
                  Carefree Portfolio Trust
       1,250,000     Series 2014-CARE, Class B (a) (d)...................       2.03%     11/15/19         1,258,200
                  Citigroup Commercial Mortgage Trust
       1,525,000     Series 2014-388G, Class B (a) (d)...................       1.23%     06/15/33         1,521,405
                  COMM Mortgage Trust
       1,000,000     Series 2014-KYO, Class B (a) (d)....................       1.48%     06/11/27           998,171
                  Commercial Mortgage Trust
         950,000     Series 2005-GG5, Class AM...........................       5.28%     04/10/37           962,355
                  Greenwich Capital Commercial Funding Corp.
         650,000     Series 2007-GG11, Class AJ, STRIP...................       6.25%     12/10/49           689,053
                  Hyatt Hotel Portfolio Trust
       1,040,000     Series 2015-HYT, Class B (a) (d)....................       1.88%     11/15/29         1,044,269
                  LB-UBS Commercial Mortgage Trust
         835,000     Series 2007-C1, Class AM............................       5.46%     02/15/40           890,162
         440,000     Series 2007-C2, Class AM............................       5.49%     02/15/40           465,957
                  Mid-State Capital Corp. Trust
         573,384     Series 2004-1, Class M1.............................       6.50%     08/15/37           618,878
         401,894     Series 2005-1, Class A..............................       5.75%     01/15/40           435,754
                  UBS-Barclays Commercial Mortgage Trust
      15,358,467     Series 2013-C5, Class XA, IO (a) (d)................       1.25%     03/10/46           984,608
                  VNDO Mortgage Trust
         990,000     Series 2012-6AVE, Class A (d).......................       3.00%     11/15/30         1,009,300
                  Wachovia Bank Commercial Mortgage Trust
         650,000     Series 2007-C33, Class AJ, STRIP....................       6.15%     02/15/51           684,561
                                                                                                      --------------
                                                                                                          13,972,451
                                                                                                      --------------
                  TOTAL MORTGAGE-BACKED SECURITIES.................................................       52,752,457
                  (Cost $52,062,066)                                                                  --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 22.0%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 8.1%
                  Federal Home Loan Mortgage Corp.
       1,756,243     Series 2807, Class SB, IO (c).......................       7.27%     11/15/33           274,476
          13,874     Series 3195, Class SX (b) (c).......................      44.97%     07/15/36            45,872
         141,774     Series 3562, Class KI, IO (b).......................       4.50%     11/15/22               934
       1,824,176     Series 3619, Class EI, IO (b).......................       4.50%     05/15/24            90,523
       1,394,396     Series 3692, Class PS, IO (b) (c)...................       6.42%     05/15/38            85,617
       3,268,402     Series 3726, Class KI, IO...........................       3.50%     04/15/25           221,089
       2,409,208     Series 3870, Class WS, IO (c).......................       6.42%     06/15/31           312,279
       1,528,386     Series 4206, Class IA, IO (b).......................       3.00%     03/15/33           227,231
                  Federal National Mortgage Association
         565,791     Series 2005-122, Class SN (c).......................      27.88%     01/25/36           620,085
         120,735     Series 2008-50, Class AI, IO (b)....................       5.50%     06/25/23             5,647


Page 8                  See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED       STATED
     VALUE                              DESCRIPTION                           COUPON      MATURITY        VALUE
----------------  -------------------------------------------------------   ----------   ----------   --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                  Federal National Mortgage Association (Continued)
$      3,619,948     Series 2010-103, Class ID, IO (b)...................       5.00%     09/25/40    $      529,720
       6,091,006     Series 2010-139, Class KI, IO (b)...................       1.09%     12/25/40           311,989
         531,381     Series 2010-142, Class PS, IO (b) (c)...............       5.87%     05/25/40            29,052
         854,090     Series 2010-145, Class TI, IO (b)...................       3.50%     12/25/20            51,811
       2,230,081     Series 2010-40, Class MI, IO (b)....................       4.50%     08/25/24            94,079
       3,757,077     Series 2012-112, Class BI, IO.......................       3.00%     09/25/31           478,140
       2,834,915     Series 2012-125, Class MI, IO (b)...................       3.50%     11/25/42           576,954
       3,911,872     Series 2013-32, Class IG, IO (b)....................       3.50%     04/25/33           550,732
                  Federal National Mortgage Association, STRIP
       2,548,621     Series 406, Class 6, IO (b).........................       4.00%     01/25/41           505,962
                  Government National Mortgage Association
         736,713     Series 2009-65, Class NJ, IO (b)....................       5.50%     07/20/39            62,037
       2,722,127     Series 2010-115, Class IQ, IO.......................       4.50%     11/20/38           243,186
       5,309,734     Series 2011-131, Class EI, IO.......................       4.50%     08/20/39           329,987
         595,451     Series 2011-69, Class CI, IO (b)....................       5.00%     03/20/36             9,708
                                                                                                      --------------
                                                                                                           5,657,110
                                                                                                      --------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
                  Government National Mortgage Association
      15,021,522     Series 2011-152, Class IO, IO (a)...................       1.16%     08/16/51           714,859
      10,048,171     Series 2012-70, Class IO, IO (a) (e)................       0.84%     08/16/52           520,576
       2,381,340     Series 2012-95, Class IO, IO (a) (e)................       0.88%     02/16/53           163,147
                                                                                                      --------------
                                                                                                           1,398,582
                                                                                                      --------------
                  PASS-THROUGH SECURITIES - 11.9%
                  Fannie Mae REMICs
         926,416     Series 2005-83, Class LZ............................       5.50%     10/25/35           972,271
                  Federal Home Loan Mortgage Corp.
       1,286,462     Pool A94738 (e).....................................       4.50%     11/01/40         1,399,074
         754,539     Pool K36017 (e).....................................       5.00%     09/01/47           824,782
                  Federal National Mortgage Association
       1,748,423     Pool 831145 (e).....................................       6.00%     12/01/35         2,020,688
       1,724,455     Pool 843971 (e).....................................       6.00%     11/01/35         2,002,778
       1,000,000  Freddie Mac Gold Pool..................................       3.50%     03/31/45         1,046,231
                                                                                                      --------------
                                                                                                           8,265,824
                                                                                                      --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES..........................       15,321,516
                  (Cost $20,741,846)                                                                  --------------

ASSET-BACKED SECURITIES - 0.2%

                  Green Tree Financial Corp.
          43,374     Series 1997-2, Class A6 (b).........................       7.24%     06/15/28            44,992
          59,454     Series 1997-3, Class A6 (b).........................       7.32%     03/15/28            62,977
          63,482     Series 1997-7, Class A6 (b).........................       6.76%     07/15/28            65,615
                                                                                                      --------------
                  TOTAL ASSET-BACKED SECURITIES....................................................          173,584
                  (Cost $174,826)                                                                     --------------

                  TOTAL INVESTMENTS - 97.9%.........................................................      68,247,557
                  (Cost $72,978,738) (f)                                                              --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE                                           DESCRIPTION                                          AMOUNT
----------------  ---------------------------------------------------------------------------------   --------------
REVERSE REPURCHASE AGREEMENTS - (9.5%)

$    (3,892,000)  With JP Morgan 0.39% dated 4/06/15, to be repurchased at
                     $3,895,837 on 07/06/15........................................................   $   (3,892,000)
       (634,000)  With JP Morgan 1.03% dated 4/10/15, to be repurchased at
                     $634,563 on 05/11/15..........................................................         (634,000)
     (2,128,000)  With JP Morgan 0.38% dated 4/13/15, to be repurchased at
                     $2,128,629 on 05/11/15........................................................       (2,128,000)
                                                                                                      --------------
                  TOTAL REVERSE REPURCHASE AGREEMENTS..............................................       (6,654,000)
                                                                                                      --------------

                  NET OTHER ASSETS AND LIABILITIES - 11.6%.........................................        8,128,916
                                                                                                      --------------
                  NET ASSETS - 100.0%..............................................................   $   69,722,473
                                                                                                      ==============

-----------------------------

(a) Floating or variable rate security. The interest rate shown reflects the rate in effect at April 30, 2015.

(b) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor.

(c) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at April 30, 2015.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2015, securities noted as such amounted to $8,759,304, or 12.56% of net assets.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,773,137 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,504,318.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


Page 10                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of April 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL         LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                              4/30/2015        PRICES          INPUTS           INPUTS
---------------------------------------------------    ------------    ------------    -------------    ------------
Mortgage-Backed Securities.........................    $ 52,752,457    $         --    $  52,752,457    $         --
U.S. Government Agency Mortgage-Backed Securities..      15,321,516              --       15,321,516              --
Asset-Backed Securities............................         173,584              --          173,584              --
                                                       ------------    ------------    -------------    ------------
Total Investments..................................    $ 68,247,557    $         --    $  68,247,557    $         --
                                                       ============    ============    =============    ============


                                               LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        4/30/2015         PRICES          INPUTS           INPUTS
                                                       ------------    ------------    -------------    ------------
Reverse Repurchase Agreements......................    $ (6,654,000)   $         --    $  (6,654,000)   $         --
                                                       ============    ============    =============    ============

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2015.


                        See Notes to Financial Statements                Page 11

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2015 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $72,978,738)..........................................................................      $ 68,247,557
Cash...........................................................................................         8,189,693
Restricted cash................................................................................           788,066
Interest receivable............................................................................           316,197
Prepaid expenses...............................................................................            19,716
                                                                                                     ------------
   Total Assets................................................................................        77,561,229
                                                                                                     ------------
LIABILITIES:
Reverse repurchase agreements..................................................................         6,654,000
Payables:
   Investment securities purchased.............................................................         1,049,135
   Investment advisory fees....................................................................            62,850
   Audit and tax fees..........................................................................            28,480
   Printing fees...............................................................................            11,416
   Administrative fees.........................................................................            11,207
   Transfer agent fees.........................................................................             8,022
   Custodian fees..............................................................................             6,287
   Legal fees..................................................................................             2,825
   Interest on reverse repurchase agreements...................................................             1,839
   Trustees' fees and expenses.................................................................             1,459
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................               465
                                                                                                     ------------
   Total Liabilities...........................................................................         7,838,756
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 69,722,473
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 78,018,766
Par value......................................................................................            42,131
Accumulated net investment income (loss).......................................................           960,741
Accumulated net realized gain (loss) on investments............................................        (4,567,984)
Net unrealized appreciation (depreciation) on investments......................................        (4,731,181)
                                                                                                     ------------
NET ASSETS.....................................................................................      $ 69,722,473
                                                                                                     ============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share)...............      $      16.55
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         4,213,115
                                                                                                     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $  3,321,737
                                                                                                     ------------
   Total investment income.....................................................................         3,321,737
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           387,917
Administrative fees............................................................................            57,263
Audit and tax fees.............................................................................            24,870
Transfer agent fees............................................................................            19,924
Interest expense on reverse repurchase agreements..............................................            18,686
Printing fees..................................................................................            15,333
Trustees' fees and expenses....................................................................             8,458
Custodian fees.................................................................................             7,511
Financial reporting fees.......................................................................             4,625
Legal fees.....................................................................................             2,086
Other..........................................................................................            17,145
                                                                                                     ------------
   Total expenses..............................................................................           563,818
                                                                                                     ------------
NET INVESTMENT INCOME..........................................................................         2,757,919
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................          (169,515)
   Net change in unrealized appreciation (depreciation) on investments.........................        (2,425,500)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        (2,595,015)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $    162,904
                                                                                                     ============

                        See Notes to Financial Statements                Page 13

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                          SIX MONTHS        FOR THE
                                                                                            ENDED             YEAR
                                                                                          4/30/2015          ENDED
                                                                                         (UNAUDITED)       10/31/2014
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $    2,757,919   $    4,309,401
Net realized gain (loss)............................................................          (169,515)        (396,097)
Net increase from payment by the sub-advisor (a)....................................                --            1,180
Net change in unrealized appreciation (depreciation)................................        (2,425,500)      (2,167,601)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................           162,904        1,746,883
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (2,148,689)      (4,297,377)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (2,148,689)      (4,297,377)
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................        (1,985,785)      (2,550,494)
NET ASSETS:
Beginning of period.................................................................        71,708,258       74,258,752
                                                                                        --------------   --------------
End of period.......................................................................    $   69,722,473   $   71,708,258
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $      960,741   $      351,511
                                                                                        ==============   ==============
COMMON SHARES:
Common Shares at end of period......................................................         4,213,115        4,213,115
                                                                                        ==============   ==============

(a)   See Note 3 in the Notes to Financial Statements.


Page 14                 See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND (FMY)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................    $      162,904
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments......................................................       (16,988,584)
      Sales, maturities and paydowns on investments.................................        18,735,323
      Net amortization/accretion of premiums/discounts on investments...............          (695,101)
      Net realized gain/loss on investments.........................................           169,515
      Net change in unrealized appreciation/depreciation on investments.............         2,425,500
      Net change in restricted cash.................................................          (738,066)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...............................................            46,970
      Increase in prepaid expenses..................................................           (13,829)
      Decrease in interest payable on reverse repurchase agreements.................              (648)
      Decrease in investment advisory fees payable..................................            (5,518)
      Decrease in audit and tax fees payable........................................           (21,720)
      Increase in legal fees payable................................................               537
      Decrease in printing fees payable.............................................              (776)
      Decrease in administrative fees payable.......................................            (6,734)
      Increase in custodian fees payable............................................             2,664
      Increase in transfer agent fees payable.......................................             1,687
      Decrease in trustees' fees and expenses payable...............................                (8)
      Decrease in other liabilities.................................................               (50)
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                     $    3,074,066
                                                                                                         --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...............        (2,148,689)
      Repurchases of reverse repurchase agreements..................................       (21,713,000)
      Reverse repurchase agreements borrowings......................................        19,896,000
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES...................................................                         (3,965,689)
                                                                                                         --------------
Decrease in cash....................................................................                           (891,623)
Cash at beginning of period.........................................................                          9,081,316
                                                                                                         --------------
CASH AT END OF PERIOD...............................................................                     $    8,189,693
                                                                                                         ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest............................................                     $       19,334
                                                                                                         ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST MORTGAGE INCOME FUND (FMY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         SIX MONTHS
                                            ENDED         YEAR          YEAR          YEAR           YEAR            YEAR
                                          4/30/2015       ENDED         ENDED         ENDED          ENDED           ENDED
                                         (UNAUDITED)   10/31/2014    10/31/2013    10/31/2012   10/31/2011 (b)   10/31/2010 (a)
                                         -----------   ----------    ----------    ----------   --------------   --------------
Net asset value, beginning of period...   $  17.02      $  17.63      $  17.91      $  18.43       $  19.59         $  19.63
                                          --------      --------      --------      --------       --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........       0.65          1.02          1.25          1.28           1.69             2.06
Net realized and unrealized gain (loss)      (0.61)        (0.61)        (0.28)         0.17          (0.82)           (0.45)
                                          --------      --------      --------      --------       --------         --------
Total from investment operations.......       0.04          0.41          0.97          1.45           0.87             1.61
                                          --------      --------      --------      --------       --------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..................      (0.51)        (1.02)        (1.25)        (2.03)         (2.03)           (1.65)
                                          --------      --------      --------      --------       --------         --------
Total from distributions...............      (0.51)        (1.02)        (1.25)        (2.03)         (2.03)           (1.65)
                                          --------      --------      --------      --------       --------         --------
Premium from shares sold in at the
   market offering.....................         --            --            --          0.06             --               --
                                          --------      --------      --------      --------       --------         --------
Net asset value, end of period.........   $  16.55      $  17.02      $  17.63      $  17.91       $  18.43         $  19.59
                                          ========      ========      ========      ========       ========         ========
Market value, end of period............   $  14.84      $  15.12      $  15.79      $  19.00       $  18.94         $  20.70
                                          ========      ========      ========      ========       ========         ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (c) ..........................       0.62%         3.01% (d)     6.04% (d)     8.30%          4.60%            9.01%
                                          ========      ========      ========      ========       ========         ========
TOTAL RETURN BASED ON MARKET
   VALUE (c)...........................       1.57%         2.17%       (10.47)%       11.86%          1.68%           26.18%
                                          ========      ========      ========      ========       ========         ========

---------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...   $ 69,722      $ 71,708      $ 74,259      $ 75,439       $ 75,014         $ 79,495
Ratio of total expenses to average net
   assets..............................       1.62% (e)     1.78%         1.96%         2.47%          2.23%            2.00%
Ratio of total expenses to average net
   assets excluding interest expense...       1.56% (e)     1.72%         1.83%         2.20%          2.14%            1.95%
Ratio of net investment income (loss)
   to average net assets...............       7.91% (e)     5.84%         7.01%         7.28%          8.74%           10.50%
Portfolio turnover rate................         24%           54%          109%           52%            47%              36%

---------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements.

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the investment sub-advisory agreement with Brookfield on July 25, 2011.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) The Fund received reimbursements from Brookfield in the amount of $1,180 and $5,310 for the years ended October 31, 2014 and 2013, respectively. The reimbursements from Brookfield represent less than $0.01 per share and had no effect on the Fund's total returns.

(e)   Annualized.


Page 16                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing primarily in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

     12)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements were utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back by the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

Restricted cash in the amount of $788,066, as shown on the Statement of Assets and Liabilities, is associated with reverse repurchase agreements outstanding as of April 30, 2015.

Information for the six months ended April 30, 2015:

    Maximum amount outstanding during the period...................   $8,471,000
    Average amount outstanding during the period*..................   $7,915,928
    Average Common Shares outstanding during the period............    4,213,115
    Average debt per Common Share outstanding during the period....        $1.88

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the six months ended April 30, 2015.

During the six months ended April 30, 2015, the interest rates ranged from 0.34% to 1.06%, with a weighted average interest rate of 0.47%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $18,686.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities, if any, are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security ("IO Security") and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

Distributions paid from:
Ordinary income.................................      $    4,297,377

As of October 31, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................    $       45,039
Undistributed capital gains.......................                --
                                                      --------------
Total undistributed earnings......................            45,039
Accumulated capital and other losses..............        (4,398,469)
Net unrealized appreciation (depreciation)........        (1,999,209)
                                                      --------------
Total accumulated earnings (losses)...............        (6,352,639)
Other.............................................                --
Paid-in capital...................................        78,060,897
                                                      --------------
Net assets........................................    $   71,708,258
                                                      ==============


H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2014, the Fund had pre-enactment net capital losses for federal income tax purposes of $3,349,872. At October 31, 2014, the Fund had post-enactment net capital losses for federal income tax purposes of $1,048,597 to be carried forward indefinitely. The pre-enactment net capital losses for federal income tax purposes will expire as follows:

        EXPIRATION DATE             AMOUNT
        October 31, 2017       $ 1,927,985
        October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2014, the Fund did not utilize any pre-enactment capital loss carryforwards.

At October 31, 2014, the Fund had pre-enactment capital loss carryforwards that expired in the amount of $1,082,509.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of April 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


J. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES:

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Fund adopted the disclosure requirement on netting for the current reporting period. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities. The Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jusisdiction to which a specific master netting or similar agreement counterparty is subject.

At April 30, 2015, reverse repurchase agreement assets and liabilities (by type) on a gross basis are as follows:

                                                                                                  Gross Amounts
                                                                                                not Offset in the
                                                                                                   Statement of
                                                                     Net Amounts of           Assets and Liabilities
                                Gross          Gross Amounts      Liabilities Presented    ----------------------------
                             Amounts of        Offset in the        in the Statement                          Cash
                             Recognized     Statement of Assets       of Assets and         Financial     Segregated as       Net
                             Liabilities      and Liabilities          Liabilities         Instruments      Collateral       Amount
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
   Agreements               $ (6,654,000)         $    --            $ (6,654,000)         $ 6,654,000       $    --        $    --


K. ACCOUNTING PRONOUNCEMENT:

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to:

a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.


The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund's financial statement disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

During the year ended October 31, 2014, the Fund received reimbursements from the Sub-Advisor of $1,180 in connection with a trade error.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2015, were $7,383,712 and $9,593,299, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2015, were $8,313,793 and $10,421,530, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              6. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 20, 2015, the Fund declared a distribution of $0.085 per share to Common Shareholders of record on June 3, 2015, payable June 15, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Mortgage Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 3,633,358, the number of votes against was 66,234 and the number of broker non-votes was 513,523. The number of votes cast in favor of Mr. Kadlec was 3,637,913, the number of votes against was 61,679 and the number of broker non-votes was 513,523. James A. Bowen, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                           APRIL 30, 2015 (UNAUDITED)


LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

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


                      This Page Left Blank Intentionally.

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(1)(a) Not applicable.

(2)(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)(a) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            First Trust Mortgage Income Fund
               --------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 22, 2015
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 22, 2015
     ----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 22, 2015
     ----------------

* Print the name and title of each signing officer under his or her signature.